Exhibit 99.1

Empower Ltd. Shareholders Approve Business Combination with Holley

July 15, 2021 08:30 AM Eastern Daylight Time

BOWLING GREEN, Ky.—(BUSINESS WIRE)—Empower Ltd. (NYSE: “EMPW” “EMPW-UN” and “EMPW-WT”) (“Empower”), a publicly-traded special purpose acquisition company, announced today that its shareholders voted to approve the business combination with Holley Intermediate Holdings Inc. (“Holley”).

“We are thrilled to reach this important milestone with Holley in the merger process”

Tweet this

“We are thrilled to reach this important milestone with Holley in the merger process,” said Matthew Rubel, Chairman of the Board and Chief Executive Officer of Empower. “The performance automotive aftermarket is vibrant and continues to experience substantial enthusiast and engagement growth, and we look forward to the emerging opportunities ahead with Holley as a public company.”

Empower held its extraordinary general meeting of shareholders to approve the proposed merger on Wednesday July 14, 2021. The closing of Empower’s business combination with Holley, subject to satisfaction of certain customary closing conditions, is expected to occur on or about Friday July 16, 2021. Upon closing, the combined company will be named Holley Inc. Its common stock will remain listed on the New York Stock Exchange under the new ticker symbol HLLY.

About Holley

Holley is a leading designer, marketer, and manufacturer of high-performance products for car and truck enthusiasts. Holley offers the largest portfolio of iconic brands that deliver innovation and inspiration to a large and diverse community of millions of avid automotive enthusiasts who are passionate about the performance and personalization of their classic and modern cars. Holley has disrupted the performance category by putting the enthusiast consumer first, developing innovative new products, and building a robust M&A process that has added meaningful scale and diversity to its platform. For more information on Holley, visit www.holley.com.

About Empower Ltd.

Empower is a blank check company formed by MidOcean Partners whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Empower’s management team is led by Matt Rubel, its Chief Executive Officer and Executive Chairman of its Board of Directors, and Graham Clempson, Empower’s President. Empower raised $250,000,000 in its initial public offering in October 2020 and is listed on the NYSE under the ticker symbols “EMPW”, “EMPW-UN” and “EMPW-WT”. For more information, visit www.empowermidocean.com.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Holley’s or Empower’s future financial or operating performance. For example, projections of future sales and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “would,” “will continue,” “will be,” “will likely result,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “strategy,” “future,” “opportunity,” “plan,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Holley and its management and Empower and its management, as the case may be, are inherently uncertain factors that may cause actual results to differ materially from current expectations including those risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements; Market, Ranking and Other Industry Data” in Empower’s Registration Statement on Form S-4 filed with the U.S. Securities and Exchange Commission (“SEC”), as amended and supplemented, and other documents of Empower filed, or to be filed, with the SEC. Although Holley and Empower believe the expectations reflected in the forward-looking statements are reasonable, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. There may be additional risks that Holley and Empower presently do not know or that Holley and Empower currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Holley nor Empower undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Contacts

Media:

Phil Denning / Michael Wolfe

ICR, Inc.

EmpowerPR@icrinc.com

(646) 277-1200

Investor Relations:

Tom Filandro / Nitza McKee

ICR, Inc.

HolleyIR@icrinc.com

(646) 277-1200